UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 25, 2010

ORIENT PAPER, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Nansan Gongli, Nanhuan Road Xushui County, Baoding City Hebei Province, The People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011 - (86) 312-8605508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 25, 2010, Orient Paper, Inc., a Nevada corporation (the “Company”), issued a press release providing an update of the independent investigation conducted by the Company’s Audit Committee.  A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 25, 2010, issued by Orient Paper, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2010

ORIENT PAPER, INC.

By:	/s/ Winston C. Yen
Winston C. Yen
Chief Financial Officer